                                                                  EXHIBIT 10.6.2

                          LOAN AND SECURITY AGREEMENT

                                    BETWEEN

                              SILICON VALLEY BANK

                                      AND

                        MISSION CRITICAL SOFTWARE, INC.

                               TABLE OF CONTENTS

                                                                         Page
                                                                         ----

RECITALS..................................................................  1

AGREEMENT.................................................................  1
     1.  DEFINITIONS AND CONSTRUCTION.....................................  1
         1.1   Definitions................................................  1
         1.2   Accounting and Other Terms.................................  9
     2.  LOAN AND TERMS OF PAYMENT........................................  9
         2.1   Credit Extensions..........................................  9
         2.2   Overadvances............................................... 10
         2.3   Interest Rates, Payments, and Calculations................. 10
         2.4   Crediting Payments......................................... 11
         2.5   Fees....................................................... 12
         2.6   Additional Costs........................................... 12
         2.7   Term....................................................... 13
     3.  CONDITIONS OF LOANS.............................................. 13
         3.1   Conditions Precedent to Initial Credit Extension........... 13
         3.2   Conditions Precedent to all Credit Extensions.............. 14
     4.  CREATION OF SECURITY INTEREST.................................... 14
         4.1   Grant of Security Interest................................. 14
         4.2   Delivery of Additional Documentation Required.............. 14
         4.3   Right to Inspect........................................... 14
     5.  REPRESENTATIONS AND WARRANTIES................................... 14
         5.1   Due Organization and Qualification......................... 14
         5.2   Due Authorization; No Conflict............................. 15
         5.3   No Prior Encumbrances...................................... 15
         5.4   Bona Fide Eligible Accounts................................ 15
         5.5   Merchantable Inventory..................................... 15
         5.7   Name; Location of Chief Executive Office................... 15
         5.8   Litigation................................................. 16
         5.9   No Material Adverse Change in Financial Statements......... 16
         5.10  Solvency................................................... 16
         5.11  Regulatory Compliance...................................... 16
         5.12  Environmental Condition.................................... 16
         5.13  Taxes...................................................... 17
         5.14  Subsidiaries............................................... 17
         5.15  Government Consents........................................ 17
         5.16  Full Disclosure............................................ 17
     6.  AFFIRMATIVE COVENANTS............................................ 17
         6.1   Good Standing.............................................. 17
         6.2   Government Compliance...................................... 17
         6.3   Financial Statements, Reports, Certificates................ 17
         6.4   Inventory; Returns......................................... 18

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                                                                         Page
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         6.5   Taxes...................................................... 18
         6.6   Insurance.................................................. 19
         6.7   Quick Ratio................................................ 19
         6.8   Debt-Tangible Net Worth Ratio.............................. 19
         6.9   Tangible Net Worth......................................... 19
         6.10  Registration of Intellectual Property Rights............... 19
         6.11  Further Assurances......................................... 20
     7.  NEGATIVE COVENANTS............................................... 20
         7.1   Dispositions............................................... 20
         7.2   Changes in Business, Ownership, Management
                 or Business Locations.................................... 20
         7.3   Mergers or Acquisitions.................................... 20
         7.4   Indebtedness............................................... 21
         7.5   Encumbrances............................................... 21
         7.6   Distributions.............................................. 21
         7.7   Investments................................................ 21
         7.8   Transactions with Affiliates............................... 21
         7.9   Intellectual Property Agreements........................... 21
         7.10  Subordinated Debt.......................................... 21
         7.11  Inventory.................................................. 21
         7.12  Compliance................................................. 21
     8.  EVENTS OF DEFAULT................................................ 22
         8.1   Payment Default............................................ 22
         8.2   Covenant Default........................................... 22
         8.3   Material Adverse Change.................................... 22
         8.4   Attachment................................................. 22
         8.5   Insolvency................................................. 23
         8.6   Other Agreements........................................... 23
         8.7   Subordinated Debt.......................................... 23
         8.8   Judgments.................................................. 23
         8.9   Misrepresentations......................................... 23
     9.  BANK'S RIGHTS AND REMEDIES....................................... 23
         9.1   Rights and Remedies........................................ 23
         9.2   Power of Attorney.......................................... 25
         9.3   Accounts Collection........................................ 25
         9.4   Bank Expenses.............................................. 25
         9.5   Bank's Liability for Collateral............................ 26
         9.6   Remedies Cumulative........................................ 26
         9.7   Demand; Protest............................................ 26
    10.  NOTICES.......................................................... 26
    11.  CHOICE OF LAW AND VENUE.......................................... 27
    12.  GENERAL PROVISIONS............................................... 27
         12.1  Successors and Assigns..................................... 27
         12.2  INDEMNIFICATION............................................ 27
         12.3  Time of Essence............................................ 27
         12.4  Severability of Provisions................................. 27


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                                                                         Page
                                                                         ----
         12.5  Amendments in Writing, Integration......................... 28
         12.6  Counterparts............................................... 28
         12.7  Survival................................................... 28
         12.9  WAIVER OF JURY TRIAL....................................... 28
         12.10 NOTICE OF ORAL AGREEMENT................................... 29
         EXHIBIT A........................................................ A-1
         EXHIBIT B........................................................ B-1
         EXHIBIT C........................................................ C-1
         EXHIBIT D........................................................ D-1

                          LOAN AND SECURITY AGREEMENT

     This LOAN AND SECURITY AGREEMENT is entered into as of January 26, 1998, by and between SILICON VALLEY BANK, a California-chartered bank ("Bank") with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 9020 Capital of Texas Highway North, Building 1, Suite 350, Austin, Texas 78759 and Mission Critical Software, Inc., a Delaware corporation ("Borrower").


                                R E C I T A L S

     Borrower wishes to obtain credit from time to time from Bank, and Bank desires to extend credit to Borrower. This Agreement sets forth the terms on which Bank will advance credit to Borrower, and Borrower will repay the amounts owing to Bank.


                                   AGREEMENT

     The parties agree as follows:

     1.    DEFINITIONS AND CONSTRUCTION

           1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following definitions:

     "Accounts" means all presently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology) or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

     "Advance" or "Advances" means a loan advance under the Committed Revolving Line.

     "Affiliate" means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, such Person's, managers and members.

     "Bank Expenses" means all reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents (excluding those attorneys' fees incurred by Bank in connection with the preparation and negotiation of this Agreement); and Bank's reasonable attorneys' fees and expenses incurred in amending, enforcing or defending the Loan Documents (including fees and expenses of appeal or review, or those incurred in any Insolvency

Proceeding) whether or not suit is brought and those attorneys' fees and expenses assessed in favor of Bank by a court of competent jurisdiction.

     "Borrower's Books" means all of Borrower's books and records including, without limitation: ledgers; records concerning Borrower's assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

     "Borrowing Base" means an amount equal to eighty percent (80%) of Eligible Accounts plus the Foreign Amount Add-Back, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrower.

     "Business Day" means any day that is not a Saturday, Sunday, or other day on which banks in the State of Texas or the State of California are authorized or required to close.

     "Closing Date" means the date of this Agreement.

     "Code" means the Uniform Commercial Code as in effect in the State of Texas from time to time.

     "Collateral" means the property described on Exhibit A attached hereto.

     "Committed Revolving Line" means a credit extension of up to Three Million and No/100 Dollars ($3,000,000.00).

     "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term "Contingent Obligation" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

     "Copyrights" means any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.


                                      2
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     "Credit Extension" means each Advance and any other extension of credit by
Bank for the benefit of Borrower hereunder.

     "Current Assets" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current assets on the consolidated balance sheet of Borrower and its Subsidiaries as at such date.

     "Current Liabilities" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of Borrower and its Subsidiaries, as at such date, plus, to the extent not already included therein, all outstanding Credit Extensions made under this Agreement, including all Indebtedness that is payable upon demand or within one year from the date of determination thereof unless such Indebtedness is renewable or extendable at the option of Borrower or any Subsidiary to a date more than one year from the date of determination, but excluding Subordinated Debt.

     "Eligible Accounts" means those Accounts that arise in the ordinary course of Borrower's business that comply with all of Borrower's representations and warranties to Bank set forth in Section 5.4; provided, that standards of eligibility may be fixed and revised from time to time by Bank in Bank's reasonable judgment and upon thirty days prior notification thereof to Borrower in accordance with the provisions hereof. Unless otherwise agreed to by Bank in writing, Eligible Accounts shall not include the following:

     (a) Accounts that the account debtor has failed to pay within ninety (90) days of invoice date;

     (b) Accounts with respect to an account debtor, fifty percent (50%) of whose Accounts the account debtor has failed to pay within ninety (90) days of invoice date;

     (c) Accounts with respect to an account debtor, including Affiliates, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts, to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank;

     (d) Accounts with respect to which the account debtor does not have its principal place of business in the United States; provided Bank will allow, as part of the Borrowing Base, an amount that, in the aggregate and from time to time, does not exceed the lesser of (i) eighty percent (80%) of the total of all Foreign Accounts and (ii) twenty percent (20%) of the total of all Eligible Accounts and (iii) Five Hundred Thousand and No/100 Dollars ($500,000.00) (the lesser of (i), (ii) and (iii) to be the "Foreign Amount Add-Back");

     (e) Accounts with respect to which the account debtor is a federal, state, or local governmental entity or any department, agency, or instrumentality thereof;

     (f) Accounts with respect to which Borrower is liable to the account debtor for goods sold or services rendered by the account debtor to Borrower, but only to the extent

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of any amounts owing to the account debtor (sometimes referred to as "contra"
accounts, e.g. accounts payable, customer deposits, credit accounts etc.);

     (g) Accounts generated by demonstration or promotional equipment, or with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional;

     (h) Accounts with respect to which the account debtor is an Affiliate, officer, employee, or agent of Borrower, except those Accounts that are included pursuant to and in accordance with (d) above;

     (i) Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business; and

     (j) Accounts the collection of which Bank reasonably determines to be doubtful.

     "Equipment" means all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

     "ERISA" means the Employment Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

      "Foreign Accounts" means Accounts with respect to which the account debtor does not have its principal place of business in the United States.

     "GAAP" means generally accepted accounting principles as in effect in the United States from time to time.

     "Indebtedness" means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations and (d) all Contingent Obligations.

     "Insolvency Proceeding" means any proceeding commenced by or against any Person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

     "Intellectual Property Collateral" means

     (a) Copyrights, Trademarks, Patents, and Mask Works and all other intellectual property rights referred to the Intellectual Property Security Agreement and exhibits thereto, as may be revised, amended or modified from time to time;

     (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

     (c) Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

     (d) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above and such claims shall exist in favor of Bank without any further action by Borrower;

     (e) All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

     (f) All amendments, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

     (g) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

     "Inventory" means all present and future goods or other inventory, including software, in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, intended for sale or lease or to be furnished under a contract of service, of every kind and description now or at any time hereafter owned by or in the custody or possession, actual or constructive, of Borrower, including such goods or other inventory as is temporarily out of its custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above.

     "Investment" means any beneficial ownership (including stock, partnership interest or other securities) of any Person, or any loan, advance or capital contribution to any Person.

     "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

     "Lien" means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

     "Loan Documents" means, collectively, this Agreement, any note or notes that may be executed by Borrower in favor of Bank, and any other present or future agreement entered into between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated from time to time.

     "Mask Works" means all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired.

     "Material Adverse Effect" means a material adverse effect on (i) the business operations or condition (financial or otherwise) of Borrower and its Subsidiaries taken as a whole or (ii) the ability of Borrower to repay the Obligations or otherwise perform its obligations under the Loan Documents.

     "Maximum Lawful Rate" means the maximum rate of interest and the term "Maximum Lawful Amount" means the maximum amount of interest that are permissible under applicable state or federal law for the type of loan evidenced by the Loan Documents. If the Maximum Lawful Rate is increased by statute or other governmental action subsequent to the date of this Agreement, then the new Maximum Lawful Rate shall be applicable to the payments provided for hereunder from the effective date thereof, unless otherwise prohibited by applicable law.

     "Negotiable Collateral" means all of Borrower's present and future letters of credit of which it is a beneficiary, notes, drafts, instruments, securities, documents of title, and chattel paper.

     "Obligations" means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by Borrower pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Bank may have obtained by assignment or otherwise.

     "Patents" means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

     "Payment Date" means the 25th calendar day of each month commencing on the first such date after the Closing Date and ending on the Revolving Maturity Date.

     "Permitted Indebtedness" means:

     (a) Indebtedness of Borrower in favor of Bank arising under this Agreement or any other Loan Document;

     (b) Indebtedness existing on the Closing Date and disclosed in the Schedule;

     (c)  Subordinated Debt;


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

     (d) Indebtedness to trade creditors incurred in the ordinary course of business; and

     (e) Indebtedness secured by Permitted Liens.


     "Permitted Investment" means:

     (a) Investments existing on the Closing Date disclosed in the Schedule; and

     (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America, any State or any agency or instrumentality thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) certificates of deposit maturing no more than one (1) year from the date of investment therein issued by Bank.

     "Permitted Liens" means the following:

     (a) Any Liens existing on the Closing Date and disclosed in the Schedule or arising under this Agreement or the other Loan Documents;

     (b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and as to which adequate reserves are maintained on Borrower's Books in accordance with GAAP, provided the same have no priority over any of Bank's security interests;

     (c) Liens (i) upon or in any Equipment acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition of such Equipment, or (ii) existing on such Equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such Equipment;

     (d) Leases or subleases and licenses or sublicenses granted to others in the ordinary course of Borrower's business not interfering in any material respect with the business of Borrower and its Subsidiaries taken as a whole, and any interest or title of a lessor, licensor or under any lease or license provided that such leases, subleases, licenses and sublicenses do not prohibit the grant of the security interest granted hereunder; and

     (e) Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by Liens of the type described in clauses (a) through (c) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase.


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

     "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

     "Prime Rate" means the variable rate of interest, per annum, most recently announced by Bank as its "prime rate," whether or not such announced rate is the lowest rate available from Bank.

     "Quick Assets" means, as of any applicable date, the consolidated cash, cash equivalents, accounts receivable and investments with maturities of fewer than ninety (90) days of Borrower determined in accordance with GAAP.

     "Responsible Officer" means each of the Chief Executive Officer, the President, the Chief Financial Officer and the Chief Technical Officer of Borrower.

     "Revolving Maturity Date" means January 25, 1999.

     "Schedule" means the schedule of exceptions attached hereto, if any.

     "Subordinated Debt" means any debt incurred by Borrower that is subordinated to the debt owing by Borrower to Bank on terms acceptable to Bank (and identified as being such by Borrower and Bank).

     "Subsidiary" means with respect to any Person, corporation, partnership, company association, joint venture, or any other business entity of which more than fifty percent (50%) of the voting stock or other equity interests is owned or controlled, directly or indirectly, by such Person or one or more Affiliates of such Person.

     "Tangible Net Worth" means as of any applicable date, the consolidated total assets of Borrower and its Subsidiaries minus, without duplication, (i) the sum of any amounts attributable to (a) goodwill, (b) intangible items such as unamortized debt discount and expense, patents, trade and service marks and names, copyrights and research and development expenses except prepaid expenses, and (c) all reserves not already deducted from assets, and (ii) Total Liabilities.

     "Total Liabilities" means as of any applicable date, any date as of which the amount thereof shall be determined, all obligations that should, in accordance with GAAP be classified as liabilities on the consolidated balance sheet of Borrower, including in any event all Indebtedness, but specifically excluding Subordinated Debt.

     "Trademarks" means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

          1.2 ACCOUNTING AND OTHER TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP and all calculations and determinations made hereunder shall be made in accordance with GAAP. When used herein, the term "financial statements" shall include, for all statements other than interim statements, the notes and schedules thereto. The terms "including" and "includes" shall always be read as meaning "including (or includes) without limitation", when used herein or in any other Loan Document.

     2.   LOAN AND TERMS OF PAYMENT

          2.1 CREDIT EXTENSIONS. Borrower promises to pay to the order of Bank, in lawful money of the United States of America, the aggregate unpaid principal amount of all Credit Extensions made by Bank to Borrower hereunder. Borrower also promises to pay interest on the unpaid principal amount of such Advances at rates in accordance with the terms hereof.

               2.1.1 (a) Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Advances to Borrower in an aggregate outstanding amount not to exceed (i) the lesser of the Committed Revolving Line and the Borrowing Base minus (ii) the amount advanced pursuant to Section 2.1.2 hereof. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1 may be repaid and reborrowed at any time during the term of this Agreement.

                      (b) Whenever Borrower desires an Advance, Borrower will notify Bank by facsimile transmission or telephone no later than 5:00 p.m. Central time, on the Business Day that the Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit B hereto. Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank's discretion such Advances are necessary to meet Obligations which have become due and remain unpaid. BANK SHALL BE ENTITLED TO RELY ON ANY TELEPHONIC REQUEST FOR AN ADVANCE FROM ANY PERSON WHO BANK REASONABLY BELIEVES TO BE A RESPONSIBLE OFFICER OR A DESIGNEE THEREOF, AND BORROWER SHALL INDEMNIFY AND HOLD BANK HARMLESS FOR ANY DAMAGES OR LOSS SUFFERED BY BANK AS A RESULT OF SUCH RELIANCE. Bank will credit the amount of Advances made under this Section 2.1 to Borrower's deposit account.

                      (c) The Committed Revolving Line shall terminate on the Revolving Maturity Date, at which time all Advances under this Section 2.1 and other amounts due under this Agreement (except as otherwise expressly specified herein) shall be immediately due and payable.

               2.1.2 MERCHANT CARD SUBLIMIT. Subject to the terms and conditions of this Agreement, Bank agrees to make Advances for the account of Borrower with respect to any merchant card facility or other third party facility that extends credit to Borrower on a revolving account basis; provided, the aggregate amount advanced to Borrower pursuant to this Section 2.1.2 shall not in any case exceed Sixty Thousand and No/100 Dollars ($60,000.00) at any one time.

          2.2 OVERADVANCES. If, at any time or for any reason, the amount of Obligations owed by Borrower to Bank pursuant to Section 2.1.1 and 2.1.2 of this Agreement is greater than the

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

lesser of the Committed Revolving Line and the Borrowing Base, Borrower shall immediately pay to Bank, in cash, the amount of such excess.

          2.3  INTEREST RATES, PAYMENTS, AND CALCULATIONS.

               (a) INTEREST RATE. Except as set forth in Section 2.3(b), Advances shall bear interest, on the average daily balance thereof, at a per annum rate equal to the Prime Rate.

               (b) DEFAULT RATE. All Obligations shall bear interest, from and after the occurrence of an Event of Default, at the "Default Interest Rate." The Default Interest Rate shall be, at Bank's option, (i) the interest rate applicable immediately prior to the occurrence of the Event of Default plus five
(5) percentage points or (ii) such lesser rate of interest as Bank in its sole discretion may choose to charge; but never more than the Maximum Lawful Rate or at a rate that would cause the total interest contracted for, charged or received by Bank to exceed the Maximum Lawful Amount.

               (c) PAYMENTS. Interest hereunder shall be due and payable on each Payment Date. Any interest not paid when due shall be compounded daily and become a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.

              (d) COMPUTATION.

                  (i) CHANGES. In the event the Prime Rate is changed from time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased effective as of 12:01 a.m. on the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate.

                  (ii) SPREADING OF INTEREST. Because of the possibility of irregular periodic balances of principal, the fluctuating nature of the interest rate, or premature payment, the total interest that will accrue under this Agreement cannot be determined in advance. Bank does not intend to contract for, charge or receive more than the Maximum Lawful Rate or Maximum Lawful Amount permitted by applicable state or federal law, and, to prevent such an occurrence, Bank and Borrower agree that all amounts of interest, whenever contracted for, charged or received by Bank, with respect to the loan of money evidenced by the Loan Documents, shall be spread, prorated or allocated over the full period of time the Obligations are unpaid, including the period of any renewal or extension thereof. If the maturity of the Obligations is accelerated for any reason whether as a lawsuit or an Event of Default or otherwise prior to the full stated term, the total amount of interest contracted for, charged or received to the time of such demand shall be spread, prorated or allocated along with any interest thereafter accruing over the full period of time that the Obligations thereafter remain unpaid for the purpose of determining if such interest exceeds the Maximum Lawful Amount.

                  (iii) EXCESS INTEREST. At maturity (whether by acceleration or otherwise) or on earlier final payment of the Obligations, Bank shall compute the total amount of interest that has been contracted for, charged or received by Bank or payable by Borrower hereunder and compare such amount to the Maximum Lawful Amount that could have been contracted for, charged or received by Bank. If such computation reflects that the total amount of interest that has been contracted for, charged or received by Bank or payable by Borrower exceeds the Maximum Lawful Amount, then Bank shall apply such excess to the reduction of the principal balance and not to the payment of interest; or if such excess interest exceeds the unpaid principal balance, such excess shall be refunded to Borrower. This provision concerning the crediting or refund of excess interest shall control and take precedence over all other agreements between Borrower and Bank so that under no circumstances shall the total interest contracted for, charged or received by Bank exceed the Maximum Lawful Amount.

                  (iv) DAILY COMPUTATION OF INTEREST. To the extent permitted by applicable law, Bank at its option may either (i) calculate the per diem interest rate or amount based on the actual number of days in the year (365 or 366, as the case may be), and charge that per diem interest rate or amount each day, or (ii) calculate the per diem interest rate or amount as if each year has only 360 days, and charge that per diem interest rate or amount each day for the actual number of days of the year (365 or 366 as the case may be). If the Loan Documents call for monthly payments, Bank at its option may determine the payment amount based on the assumption that each year has only 360 days and each month has 30 days. In no event shall Bank compute the interest in a manner that would cause Bank to contract for, charge or receive interest that would exceed the Maximum Lawful Rate or the Maximum Lawful Amount.

                  (v) REVOLVING LOAN ACCOUNTS AND USURY CEILING. In no event shall Chapter 346 of the Texas Finance Code, as supplemented by the Texas Credit Title ("Texas Finance Code")(which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Agreement or Borrower's payment obligations hereunder. To the extent that Chapter 303 of the Texas Finance Code, is applicable to this Agreement, the "weekly ceiling" specified in such Chapter 303 is the applicable ceiling; provided that, if any applicable law permits greater interest, the law permitting the greatest interest shall apply.

          2.4 CREDITING PAYMENTS. Prior to the occurrence of an Event of Default, Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as Borrower specifies. After the occurrence of an Event of Default, the receipt by Bank of any wire transfer of funds, check, or other item of payment, whether directed to Borrower's deposit account with Bank or to the Obligations or otherwise, shall be immediately applied to conditionally reduce Obligations, but shall not be considered a payment in respect of the Obligations unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Bank after 2:00 p.m. Central time shall be deemed to have been received by Bank as of the opening of business on the immediately following Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.

          2.5  FEES. Borrower shall pay to Bank the following:

               (a) FACILITY FEE. A Facility Fee equal to Seven Thousand Five Hundred and No/100 Dollars ($7,500.00), which fee shall be due on the Closing Date and shall be fully earned and non-refundable;

               (b) FINANCIAL EXAMINATION AND APPRAISAL FEES. Bank's customary fees and reasonable out-of-pocket expenses for Bank's audits of Borrower's Accounts performed in accordance with Section 6.3 below, and for each appraisal of Collateral and financial analysis and examination of Borrower performed from time to time by Bank or its agents;

               (c) BANK EXPENSES. Upon demand from Bank, including, without limitation, upon the date hereof, all Bank Expenses incurred through the date hereof, including reasonable attorneys' fees and expenses, and, after the date hereof, all Bank Expenses, including reasonable attorneys' fees and expenses, as and when they become due.

          2.6 ADDITIONAL COSTS. In case any change in law, regulation, treaty or official directive or the interpretation or application thereof by any court or any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law), in each case after the date of this Agreement:

               (a) subjects Bank to any tax with respect to payments of principal or interest or any other amounts payable hereunder by Borrower or otherwise with respect to the transactions contemplated hereby (except for taxes on the overall net income of Bank imposed by the United States of America or any political subdivision thereof);

               (b) imposes, modifies or deems applicable any deposit insurance, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by, Bank; or

               (c) imposes upon Bank any other condition with respect to its performance under this Agreement, and the result of any of the foregoing is to increase the cost to Bank, reduce the income receivable by Bank or impose any expense upon Bank with respect to the Obligations, Bank shall notify Borrower thereof. Borrower agrees to pay to Bank the amount of such increase in cost, reduction in income or additional expense as and when such cost, reduction or expense is incurred or determined, upon presentation by Bank of a statement of the amount and setting forth Bank's calculation thereof, all in reasonable detail, which statement shall be deemed true and correct absent manifest error. Bank agrees that it will allocate all such increased costs among its customers similarly affected in good faith and in a manner consistent with Bank's customary practice.

          2.7 TERM. Except as otherwise set forth herein, this Agreement shall become effective on the Closing Date and, subject to Section 12.7, shall continue in full force and effect for a term ending on the Revolving Maturity Date. Notwithstanding the foregoing, Bank shall have the right to terminate its obligation to make Credit Extensions under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default. Notwithstanding termination of this Agreement, Bank's Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

     3.   CONDITIONS OF LOANS

          3.1 CONDITIONS PRECEDENT TO INITIAL CREDIT EXTENSION. The obligation of Bank to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

               (a) this Agreement;

               (b) a certificate of the Secretary of Borrower with respect to articles, bylaws, incumbency and resolutions authorizing the execution and delivery of this Agreement;

               (c) an intellectual property security agreement:

               (d) UCC-1 financing statements covering the Collateral and UCC-3 termination statements or assignments in favor of Bank from each Person that has a security interest in the Collateral or any part thereof;

               (e) insurance certificate;

               (f) payment of the fees and Bank Expenses then due specified in
Section 2.5 hereof;

               (g) Certificate of Foreign Qualification (if applicable);

               (h) Subordination of Lien from the Person who leases the real property set forth in Section 10 of this Agreement to Borrower; and

               (i) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

          3.2 CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS. The obligation of Bank to make each Credit Extension, including the initial Credit Extension, is further subject to the following conditions:

               (a) timely receipt by Bank of the Payment/Advance Form as provided in Section 2.1; and

               (b) the representations and warranties contained in Section 5 shall be true and correct in all material respects on and as of the date of such Payment/Advance Form and on the effective date of each Credit Extension as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would result from such Credit Extension. The making of each Credit Extension shall be deemed to be a representation and warranty by Borrower on the date of such Credit Extension as to the accuracy of the facts referred to in this Section 3.2(b).

     4.   CREATION OF SECURITY INTEREST

          4.1 GRANT OF SECURITY INTEREST. Borrower grants and pledges to Bank a continuing security interest in all presently existing and hereafter acquired or arising Collateral and all proceeds thereof, in order to secure prompt payment of any and all Obligations and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. Except as set forth in the Schedule, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in Collateral acquired after the date hereof. Borrower acknowledges that Bank may place a "hold" on any deposit account pledged as Collateral to secure the Obligations. Notwithstanding termination of this Agreement, Bank's Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

          4.2 DELIVERY OF ADDITIONAL DOCUMENTATION REQUIRED. Borrower shall from time to time execute and deliver to Bank, at the request of Bank, all Negotiable Collateral, all financing statements and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfected Bank's security interest in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.

          4.3 RIGHT TO INSPECT. Bank (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower's usual business hours, to inspect Borrower's Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, condition of, or any other matter relating to, the Collateral.

     5.   REPRESENTATIONS AND WARRANTIES

          Borrower represents and warrants as follows:

          5.1  DUE ORGANIZATION AND QUALIFICATION.  Borrower and each
Subsidiary is a corporation duly existing and in good standing under the laws of its state of incorporation and qualified and licensed to do business in, and is in good standing in, Texas and any other state in which the conduct of its business or its ownership of property requires that it be so qualified.

          5.2 DUE AUTHORIZATION; NO CONFLICT. The execution, delivery, and performance of the Loan Documents are within Borrower's powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower's Articles of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement to which Borrower is a party or by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound, which default could have a Material Adverse Effect.

          5.3 NO PRIOR ENCUMBRANCES. Borrower has good and indefeasible title to the Collateral, free and clear of Liens, except for Permitted Liens.

          5.4 BONA FIDE ELIGIBLE ACCOUNTS. The Eligible Accounts are bona fide existing obligations. The service or property giving rise to such Eligible Accounts has been performed or delivered to the account debtor or to the account debtor's agent for immediate shipment to and unconditional acceptance by the account debtor. Borrower has not received notice of actual or imminent Insolvency Proceeding of any account debtor whose accounts are included in any Borrowing Base Certificate as an Eligible Account.

          5.5 MERCHANTABLE INVENTORY. All Inventory (other than that software portion of Inventory that is work in progress) is in all material respects of good and marketable quality, free from all material defects.

          5.6 INTELLECTUAL PROPERTY. To the best of Borrower's knowledge, Borrower is the sole owner of the Intellectual Property Collateral, except for non-exclusive licenses granted by Borrower to its customers in the ordinary course of business. Each of the Patents is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party. Except for and upon the filing with the United States Patent and Trademark Office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights and Mask Works necessary to perfect the security interests created hereunder, and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any United States governmental authority or United States regulatory body is required either (i) for the grant by Borrower of the security interest granted hereby or for the execution, delivery or performance of Loan Documents by Borrower in the United States or (ii) for the perfection in the United States or the exercise by Bank of its rights and remedies hereunder.

          5.7 NAME; LOCATION OF CHIEF EXECUTIVE OFFICE. Except as disclosed in the Schedule, Borrower has not done business and will not without at least thirty (30) days prior written notice to Bank do business under any name other than that specified on the signature page hereof. The chief executive office of Borrower is located at the address indicated in Section 10 hereof.

          5.8 LITIGATION. Except as set forth in the Schedule, there are no actions or proceedings pending, or, to Borrower's knowledge, threatened by or against Borrower or any Subsidiary before any court or administrative agency in which an adverse decision could have a Material Adverse Effect on Borrower's interest or Bank's security interest in the Collateral.

          5.9 NO MATERIAL ADVERSE CHANGE IN FINANCIAL STATEMENTS. All consolidated financial statements related to Borrower and any Subsidiary that have been delivered by Borrower to Bank fairly present in all material respects Borrower's consolidated financial condition as of the date thereof and Borrower's consolidated results of operations for the period then ended. There has not been a material adverse change in the consolidated financial condition of Borrower since the date of the most recent of such financial statements submitted to Bank on or about the Closing Date.

          5.10 SOLVENCY. The fair book value of Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions contemplated by this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

          5.11 REGULATORY COMPLIANCE. Borrower and each Subsidiary has met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from Borrower's failure to comply with ERISA that is reasonably likely to result in Borrower's incurring any liability that could have a Material Adverse Effect. Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System). Borrower has complied with all the provisions of the Federal Fair Labor Standards Act. Borrower has not violated any statutes, laws, ordinances or rules applicable to it, violation of which could have a Material Adverse Effect.

          5.12 ENVIRONMENTAL CONDITION. None of Borrower's or any Subsidiary's properties or assets has ever been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous owners or operators, in the disposal of, or to produce, store, handle, treat, release, or transport, any hazardous waste or hazardous substance other than in accordance with applicable law; to the best of Borrower's knowledge, none of Borrower's properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a hazardous waste or hazardous substance disposal site, or a candidate for closure pursuant to any environmental protection statute; no Lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned by Borrower or any Subsidiary; and neither Borrower nor any Subsidiary has received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal, state or other governmental agency concerning any action or omission by Borrower or any Subsidiary resulting in the release, or other disposition of hazardous waste or hazardous substances into the environment.

          5.13 TAXES. Borrower and each Subsidiary has filed or caused to be filed all tax returns required to be filed on a timely basis, and has paid, or has made adequate provision for the payment of, all taxes reflected therein.

          5.14 SUBSIDIARIES. Borrower does not own any stock, partnership interest or other equity securities of any Person, except for Permitted Investments.

          5.15 GOVERNMENT CONSENTS. Other than as set forth on the Schedule attached hereto, Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Borrower's business as currently conducted.

          5.16 FULL DISCLOSURE. No representation, warranty or other statement made by Borrower in any certificate or written statement furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

     6.   AFFIRMATIVE COVENANTS

          Borrower covenants and agrees that, until payment in full of all outstanding Obligations, and for so long as Bank may have any commitment to make a Credit Extension hereunder, Borrower shall do all of the following:

          6.1 GOOD STANDING. Borrower shall maintain its and each of its Subsidiaries' corporate existence and good standing in its jurisdiction of incorporation and maintain qualification in Texas and every other jurisdiction in which the failure to so qualify could have a Material Adverse Effect. Borrower shall maintain in force, and shall cause each of its Subsidiaries to maintain, to the extent consistent with prudent management of Borrower's business, all licenses, approvals and agreements, the loss of which could have a Material Adverse Effect.

          6.2 GOVERNMENT COMPLIANCE. Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could have a Material Adverse Effect on the Collateral or the priority of Bank's Lien on the Collateral.

          6.3 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES. Borrower shall deliver to Bank: (a) as soon as available, but in any event within thirty (30) days after the end of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during such period, in a form and certified by an officer of Borrower reasonably acceptable to Bank; (b) as soon as available, but in any event within one hundred twenty
(120) days after the end of Borrower's fiscal year, audited consolidated financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank; (c) within five (5) days of filing, copies of all statements, reports and notices sent or made available generally by Borrower to its security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission; (d) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of One Hundred Thousand Dollars ($100,000) or more; (e) prompt notice of any material change in the composition of the Intellectual Property Collateral, including, but not limited to, any subsequent ownership right of the Borrower in or to any Copyright, Patent or Trademark not specified in any intellectual property security agreement between Borrower and Bank or knowledge of an event that materially adversely effects the value of the Intellectual Property Collateral; and (f) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time.

          Within thirty (30) days after the last day of each month, Borrower shall deliver to Bank an aged listings of accounts receivable and accounts payable and, if there are any then outstanding Advances, a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto, together therewith.

     Within thirty (30) days after the last day of each month, Borrower shall deliver to Bank monthly financial statements, and if there are any then outstanding Advances, a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto, together therewith.

     Bank shall have a right from time to time hereafter to audit Borrower's Accounts at Borrower's expense, provided that such audits will be conducted no more often than once every twelve (12) months unless an Event of Default has occurred and is continuing.

          6.4 INVENTORY; RETURNS. Borrower shall keep all Inventory in good and marketable condition, free from all material defects. Returns and allowances, if any, as between Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of Borrower, as they exist at the time of the execution and delivery of this Agreement. Borrower shall promptly notify Bank of all returns and recoveries and of all disputes and claims, where the return, recovery, dispute or claim involves more than Fifty Thousand Dollars ($50,000).

          6.5 TAXES. Borrower shall make, and shall cause each Subsidiary to make, due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Bank, on demand, appropriate certificates attesting to the payment or deposit thereof; and Borrower will make, and will cause each Subsidiary to make, timely payment or deposit of all material tax payments and withholding taxes required of it by applicable laws, including, but not limited to, those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Bank with proof satisfactory to Bank indicating that Borrower or a Subsidiary has made such payments or deposits; provided that Borrower or a Subsidiary need not make any payment if the amount or validity of such payment is (i) contested in good faith by appropriate proceedings, (ii) is reserved against (to the extent required by GAAP) by Borrower and (iii) no Lien other than a Permitted Lien results.

          6.6  INSURANCE.

               (a) Borrower, at its expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Borrower's business is conducted on the date hereof. Borrower shall also maintain insurance relating to Borrower's ownership and use of the Collateral in amounts and of a type that are customary to businesses similar to Borrower's.

               (b) All such policies of insurance shall be in such form, with such companies, and in such amounts as are reasonably satisfactory to Bank. All such policies of property insurance shall contain a lender's loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee thereof and all liability insurance policies shall show the Bank as an additional insured, and shall specify that the insurer must give at least fifteen (15) days notice to Bank before canceling its policy for any reason. At Bank's request, Borrower shall deliver to Bank certified copies of such policies of insurance and evidence of the payments of all premiums therefor.

All proceeds payable under any such policy shall, at the option of Bank, be payable to Bank to be applied on account of the Obligations.

          6.7 QUICK RATIO. Borrower shall maintain, as of the last day of each calendar month, a ratio of Quick Assets to Current Liabilities less deferred maintenance revenue of at least 1.25 to 1.0.

          6.8 DEBT-TANGIBLE NET WORTH RATIO. Borrower shall maintain, as of the last day of each calendar month, a ratio of Total Liabilities less deferred maintenance revenue and less Subordinated Debt to Tangible Net Worth plus Subordinated Debt of not more than 1.50 to 1.0.

          6.9 TANGIBLE NET WORTH. Borrower shall maintain, as of the last day of each calendar month, a Tangible Net Worth of not less than Three Million and No/100 Dollars ($3,000,000.00).

          6.10 REGISTRATION OF INTELLECTUAL PROPERTY RIGHTS.

               (a) Borrower shall give Bank no less than thirty (30) days prior notice of its registration with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, of those intellectual property rights referred to the Intellectual Property Security Agreement and exhibits thereto, as may be revised, amended or modified, and delivered to Bank by Borrower in connection with this Agreement.

               (b) Borrower shall execute and deliver such additional instruments and documents from time to time as Bank shall reasonably request to perfect Bank's security interest in the Intellectual Property Collateral.

               (c) Borrower shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents, Copyrights, and Mask Works, (ii) use its best efforts to detect infringements of the Trademarks, Patents, Copyrights and Mask Works and promptly advise Bank in writing of material infringements detected and (iii) not allow any Trademarks, Patents, Copyrights, or Mask Works to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld, unless Bank determines that reasonable business practices suggest that abandonment is appropriate.

               (d) Bank shall have the right, but not the obligation, to take, at Borrower's sole expense, any actions that Borrower is required under this
Section 6.10 to take but which Borrower fails to take, after fifteen (15) days notice to Borrower. Borrower shall reimburse and indemnify Bank for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section 6.10.

          6.11 FURTHER ASSURANCES. At any time and from time to time, Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

     7.   NEGATIVE COVENANTS

          Borrower covenants and agrees that, so long as any Credit Extension hereunder shall be available and until payment in full of the outstanding Obligations or for so long as Bank may have any commitment to make any Advances, Borrower will not do any of the following:

          7.1 DISPOSITIONS. Convey, sell, lease, transfer or otherwise dispose of (collectively, a "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than Transfers: (i) of inventory in the ordinary course of business, (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; (iii) that constitute payment of normal and usual operating expenses in the ordinary course of business; or (iv) of worn-out or obsolete Equipment.

          7.2 CHANGES IN BUSINESS, OWNERSHIP, MANAGEMENT OR BUSINESS LOCATIONS. Engage in any business, or permit any of its Subsidiaries to engage in any business, other than the businesses currently engaged in by Borrower and any business substantially similar or related thereto (or incidental thereto), or suffer an aggregate change in Borrower's ownership of greater than thirty-five percent (35%) or a material change in Borrower's management and replacements reasonably satisfactory to Bank are not made in within thirty (30) days. Borrower will not, without at least thirty (30) days prior written notification to Bank, relocate its chief executive office or add any new offices or business locations.

          7.3 MERGERS OR ACQUISITIONS. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person if (i) an Event of Default has occurred and is continuing or would exist after giving effect to such action or (ii) such transaction results in a change of more than 35% of Borrower's Net Worth.

          7.4 INDEBTEDNESS. Create, incur, assume or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness.

          7.5 ENCUMBRANCES. Create, incur, assume or suffer to exist any Lien with respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens.

          7.6 DISTRIBUTIONS. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock.

          7.7 INVESTMENTS. Directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments.

          7.8 TRANSACTIONS WITH AFFILIATES. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a nonaffiliated Person.

          7.9 INTELLECTUAL PROPERTY AGREEMENTS. Other than those escrow agreements entered into by Borrower in the ordinary course of its business, permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Borrower's rights and interests in any property included within the definition of the Intellectual Property Collateral acquired under such contracts.

          7.10 SUBORDINATED DEBT. Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision contained in any documentation relating to the Subordinated Debt without Bank's prior written consent.

          7.11 INVENTORY. Store Inventory with an aggregate value of more than Fifty Thousand and No/100 Dollars ($50,000) with one or more bailees, warehousemen, or similar parties unless Bank has received a pledge of any warehouse receipt covering such Inventory. Except for Inventory sold in the ordinary course of business and except for such other locations as Bank may approve in writing, Borrower shall keep the Inventory only at the location set forth in Section 10 hereof and such other locations of which Borrower gives Bank prior written notice and as to which Borrower signs and files a financing statement where needed to perfect Bank's security interest.

          7.12 COMPLIANCE. Become an "investment company" or a company controlled by an "investment company," within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Advance for such purpose; fail to meet the minimum funding requirements of ERISA; permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, which violation could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral; or permit any of its Subsidiaries to do any of the foregoing.

     8.   EVENTS OF DEFAULT

          Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

          8.1 PAYMENT DEFAULT. If Borrower fails to pay, when due, any of the Obligations.

          8.2  COVENANT DEFAULT.

               (a) If Borrower (i) fails or neglects to perform any obligation under Section 6.3 within five (5) calendar days of when due or (ii) fails to perform any obligation under Sections 6.7, 6.8 or 6.9 or (iii) violates any of the covenants contained in Article 7 of this Agreement, or

               (b) If Borrower fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Bank, including without limitation, those documents relating to Bank's loan to Borrower of Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00) dated on or about February 7, 1997 and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within ten (10) calendar days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) calendar day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed thirty (30) calendar days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default (provided that no Advances will be required to be made during such cure period).

          8.3 MATERIAL ADVERSE CHANGE. If there (i) occurs a material adverse change in the business, operations, or condition (financial or otherwise) of the Borrower, or (ii) is a material impairment of the prospect of repayment of any portion of the Obligations or (iii) is a material impairment of the value or priority of Bank's security interests in the Collateral;

          8.4 ATTACHMENT. If any material portion of Borrower's assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of Borrower's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten (10) days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower (provided that no Credit Extensions will be required to be made during such cure period);

          8.5 INSOLVENCY. If Borrower becomes insolvent, or if an Insolvency Proceeding is commenced by Borrower, or if an Insolvency Proceeding is commenced against Borrower and is not dismissed or stayed within thirty (30) days (provided that no Advances will be made prior to the dismissal of such Insolvency Proceeding);

          8.6 OTHER AGREEMENTS. If there is a default in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of One Hundred Thousand Dollars ($100,000) or that could have a Material Adverse Effect;

          8.7 SUBORDINATED DEBT. If Borrower makes any payment on account of Subordinated Debt, except to the extent such payment is allowed under any subordination agreement entered into with Bank;

          8.8 JUDGMENTS. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least Fifty Thousand Dollars ($50,000) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of ten (10) calendar days (provided that no Credit Extensions will be made prior to the satisfaction or stay of such judgment); or

          8.9 MISREPRESENTATIONS. If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate or writing delivered to Bank by Borrower or any Person acting on Borrower's behalf pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

     9.   BANK'S RIGHTS AND REMEDIES

          9.1 RIGHTS AND REMEDIES. Upon the occurrence of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

               (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.5 all Obligations shall become immediately due and payable without any action by Bank);

               (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Bank;

               (c) Settle or adjust disputes and claims directly with account debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;

               (d) Without notice to or demand upon Borrower, make such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may designate. Borrower authorizes Bank to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any Lien which in Bank's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower's premises, Borrower hereby grants Bank a license to enter such premises and to occupy the same, without charge in order to exercise any of Bank's rights or remedies provided herein, at law, in equity, or otherwise;

               (e) Without notice to Borrower, set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Bank, or
(ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Bank;

               (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Bank is hereby granted a non-exclusive, royalty-free license or other right, solely pursuant to the provisions of this Section 9.1, to use, without charge, Borrower's labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section 9.1, Borrower's rights under all licenses and all franchise agreements shall inure to Bank's benefit;

               (g) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Bank determines is commercially reasonable, and apply the proceeds thereof to the Obligations in whatever manner or order it deems appropriate; and

               (h) Bank may credit bid and purchase at any public sale, or at any private sale as permitted by law.

               (i) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower.

               (j) Bank shall have a non-exclusive, royalty-free license to use the Intellectual Property Collateral to the extent reasonably necessary to permit Bank to exercise its rights and remedies upon the occurrence of an Event of Default.

          9.2 POWER OF ATTORNEY. Effective only upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably appoints Bank (and any of Bank's designated officers, or employees) as Borrower's true and lawful attorney to: (a) send requests for verification of Accounts or notify account debtors of Bank's security interest in the Accounts; (b) endorse Borrower's name on any checks or other forms of payment or security that may come into Bank's possession; (c) sign Borrower's name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) make, settle, and adjust all claims under and decisions with respect to Borrower's policies of insurance; and (e) settle and adjust disputes and claims respecting the Accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; (f) to modify, in its sole discretion, any intellectual property security agreement entered into between Borrower and Bank without first obtaining Borrower's approval of or signature to such modification by amending Exhibit A, Exhibit B, Exhibit C, and Exhibit D, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents, Trademarks, Mask Works acquired by Borrower after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents, Trademarks, or Mask Works in which Borrower no longer has or claims any right, title or interest; (g) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Borrower where permitted by law; and (h) to transfer the Intellectual Property Collateral into the name of Bank or a third party to the extent permitted under the Code, provided Bank may exercise such power of attorney to sign the name of Borrower on any of the documents described in Section 4.2 regardless of whether an Event of Default has occurred. The appointment of Bank as Borrower's attorney-in-fact, and each and every one of Bank's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank's obligation to provide advances hereunder is terminated.

          9.3 ACCOUNTS COLLECTION. Upon the occurrence and during the continuance of an Event of Default, Bank may notify any Person owing funds to Borrower of Bank's security interest in such funds and verify the amount of such Account. Borrower shall collect all amounts owing to Borrower for Bank, receive in trust all payments as Bank's trustee, and if requested or required by Bank, immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit.

          9.4 BANK EXPENSES. If Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following: (a) make payment of the same or any part thereof; (b) set up such reserves under the Committed Revolving Line as Bank deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 6.6 of this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

          9.5 BANK'S LIABILITY FOR COLLATERAL. So long as Bank complies with reasonable banking practices, Bank shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.

          9.6 REMEDIES CUMULATIVE. Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies, not expressly set forth herein, and as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Borrower's part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it. No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given.

          9.7 DEMAND; PROTEST. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, notice of intent to accelerate, notice of acceleration, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Bank on which Borrower may in any way be liable.

     10.  NOTICES

          Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid or by electronic mail) shall be personally delivered or sent by a recognized overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by facsimile to Borrower or to Bank, as the case may be, at its addresses set forth below:

     If to Borrower:  Mission Critical Software, Inc.
                      720 N. Post Oak Road, Suite 505
                      Houston, Texas  77024
                      Attn: Paul F. Koffend, Jr.
                      Fax: 713/548-1770
                      Electronic mail: mick.koffend@missioncritical.com


     If to Bank:      Silicon Valley Bank
                      9020 Capital of Texas Highway North
                      Building 1, Suite 350
                      Austin, Texas 78759
                      Attn: Mr. Stuart Edwards, Vice President
                      Fax: 512/794-0855
                      Electronic mail: sedwards@svbank.com

     The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

     11.  CHOICE OF LAW AND VENUE

          THE LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW AS IF PERFORMED ENTIRELY WITHIN THE STATE OF TEXAS BY TEXAS RESIDENTS. EACH OF BORROWER AND BANK HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF TRAVIS, STATE OF TEXAS.

     12.  GENERAL PROVISIONS

          12.1 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Borrower without Bank's prior written consent, which consent may be granted or withheld in Bank's sole discretion. If Bank refuses to consent in writing to an assignment by Borrower of this Agreement or Borrower's rights hereunder and provided that no Obligation remains outstanding, at Borrower's request, Bank shall execute a document, in form satisfactory to Bank , evidencing mutual termination of this Agreement. Bank shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits hereunder.

          12.2 INDEMNIFICATION. Borrower shall, indemnify, defend, protect and hold harmless Bank and its directors, officers, employees, and agents against:
(a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses and Bank Expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following, or consequential to transactions between Bank and Borrower whether under the Loan Documents, or otherwise (including without limitation reasonable attorneys' fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

          12.3 TIME OF ESSENCE. Time is of the essence for the performance of all obligations set forth in this Agreement.

          12.4 SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision. If any term, provision, covenant, or condition of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the provisions shall remain in full force and effect and shall in no way be affected, impaired, or invalidated and this Agreement shall be construed as if such invalid, void or unenforceable provision had never been contained herein.

          12.5 AMENDMENTS IN WRITING, INTEGRATION. This Agreement cannot be amended or terminated except by a writing signed by Borrower and Bank. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement, if any, are merged into this Agreement and the Loan Documents.

          12.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

          12.7 SURVIVAL. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Borrower to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section 12.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run; provided that so long as the obligations referred to in the first sentence of this Section 12.7 have been satisfied, and Bank has no commitment to make any Credit Extensions or to make any other loans to Borrower, Bank shall release all security interests granted hereunder and redeliver all Collateral held by it in accordance with applicable law.

          12.8 CONFIDENTIALITY. In handling any confidential information of Borrower, Bank shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Agreement except that disclosure of such information may be made (i) to the Subsidiaries or Affiliates of Bank in connection with their present or prospective business relations with Borrower,
(ii) to prospective transferees or purchasers of any interest in the loans, provided that they have entered into a comparable confidentiality agreement in favor of Borrower and have delivered a copy to Borrower, (iii) as required by law, regulation, rule or order, subpoena, judicial order or similar order, (iv) as may be required in connection with the examination, audit or similar investigation of Bank, and (v) as Bank may deem appropriate in connection with the exercise of any remedies hereunder. Confidential information hereunder shall not include information that either: (a) is in the public domain or in the knowledge or possession of Bank when disclosed to Bank, or becomes part of the public domain after disclosure to Bank through no fault of Bank; or (b) is disclosed to Bank by a third party, provided Bank does not have actual knowledge that such third party is prohibited from disclosing such information.

          12.9 WAIVER OF JURY TRIAL. BANK AND BORROWER EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

          12.10 NOTICE OF ORAL AGREEMENT. THIS AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                                 MISSION CRITICAL SOFTWARE, INC.

                                 By: /s/ Louis R. Woodhill
                                     --------------------------------
                                 Name:  Louis R. Woodhill
                                 Title: President



                                 SILICON VALLEY BANK

                                 By: /s/ Stuart Edwards
                                     --------------------------------
                                     Stuart Edwards, Vice President

                    SCHEDULE TO LOAN AND SECURITY AGREEMENT
                        DATED JANUARY 26, 1998 BETWEEN
            SILICON VALLEY BANK AND MISSION CRITICAL SOFTWARE, INC.


Section 5.6: As of "Closing Date", Borrower has not filed with the United States Patent and Trademark Office for any of its "Intellectual Property".

Section 5.9: Borrower's most recent financial statements, those as of December 31, 1997, are attached.

Section 5.13: Borrower has never received a property tax rendition from the Harris County Appraisal District. The Amounts accrued are based on Borrower's estimate.

Section 5.15: Borrower is in the process of establishing a branch office in Paris, France. A Branch Manager has been appointed by Borrower's Board of Directors, and consultations about the registration process and tax effects have been conducted. However, the actual registration process has not begun and is not expected to be finished before March 31, 1998.

Section 6.6: Borrower has caused Sedgwick of Texas, Inc. to provide a Certificate of Liability Insurance to Bank at its loan production office in Austin, Texas.

Section 7.2: Borrower has engaged the services of an executive search firm to find a new Chief Executive Officer. As of "Closing Date", no satisfactory candidate has been found, and there is no guarantee that the search will prove successful.

Section 7.4:   Existing indebtedness as of "Closing Date" follows.


CREDITOR/LENDER             PURPOSE                      AMOUNT OUTSTANDING
-------------------------------------------------------------------------------
TIFCO Insurance Financing
Corporation                 Insurance premium                $26,740.48
-------------------------------------------------------------------------------
MONEX                       Phone system lease               $36,530.44
-------------------------------------------------------------------------------
Danka                       Copier (operating) lease    Approx. $10,500.00
-------------------------------------------------------------------------------
Danka                       Copier (operating) lease    Approx. $12,000.00
                                                        (Lease signed 01/22/98)
-------------------------------------------------------------------------------


Section 7.5:   Existing liens as of "Closing Date" are attached.



Schedule to Loan and Security Agreement  Page 1 of 3

The lien shown on "Page 1" (Financing statement number 959402355 filed in the Common Pleas Court in Cincinnati, Ohio on May 3, 1996) pertains to a company which has no relationship to Borrower. (Borrower has been unable to register its name in Michigan because of the existence of this company.)

The liens shown on "Page 2" through "Page 5" (Financing Statement number 0842337 filed with the County Clerk of Harris County, Texas on December 31, 1991(which has been terminated); Financing Statement number 0847172 filed with the County Clerk of Harris County, Texas on April 1, 1992 (which has been terminated) pertain to a company formerly known as Mission Critical Software, Inc., but has changed its name to Mission Critical Software I, Inc.

Section 7.7:   Existing investments as of "Closing Date" follow.

      ----------------------------------------------------
      INVESTMENT                                AMOUNT
      ----------------------------------------------------
      Federal agency discount notes          $2,244,007.99
      ----------------------------------------------------
      Money market funds                     $   34,340.93
      ----------------------------------------------------

Section 7.9: As of January 23, 1998, the following EA customers have License Agreements which require Borrower to escrow Source Code. The escrow agreement that Borrower has with Data Security International, Inc. gives the listed companies, the right to have the Source Code for Enterprise Administrator in the event that Borrower cannot or will not provide maintenance for the product.

               1)  Merrill, Lynch, Pierce, Fenner & Smith
               2)  Mayo Foundation
               3)  Prudential Insurance Company of America
               4)  Merck
               5)  ALCOA
               6)  Blue Cross/Blue Shield of Florida
               7)  Honeywell
               8)  Proctor & Gamble
               9)  USAA
               10) Johnson & Johnson

Section 7.11: Some of Borrower's supplies inventory is stored at a vendor's place of business at Borrower's request. In general, the supplies are printed materials used in sales, marketing and product distribution. The amount of inventory varies over time, as does the vendor with whom the supplies are stored. The following represents Borrower's "off-site" inventories. This inventory consists of printed marketing media and/or product manuals that are produced and stored at the below listed vendor sites.


Schedule to Loan and Security Agreement  Page 2 of 3

                         OFF-SITE INVENTORY VALUATION
                                 As of 1/22/98


PRECISION GRAPHICS, INC.
Stephan Lackey
2311 Dunlavy
Houston, TX 77006
Voice: +1.713.528.2345
Fax: +1.713.528.0142

Cost of off-site brochures and User Guides                         $ 27,362.15


SOUTHWEST PRINTERS, INC.
John Houston
1055 Conrad Sauer
Houston, TX 77043
Voice: +1.713.777.3333
Fax: +1.713.777.7514

Cost of off-site marketing and distribution supplies               $ 14,965.75


MEDIA, INC.
Randy Richardson
10400 Westoffice Drive
Suite #120
Houston, TX 77042
Voice: +1.713.784.5595
Fax: +1.713.784.5598

Cost of off-site product distribution supplies (CDs,
 jewel cases, inserts)                                             $ 11,232.94

Total cost of off-site inventory                                   $ 53,560.84
                                                                   ===========

Schedule to Loan and Security Agreement  Page 3 of 3

                                   EXHIBIT A

     The Collateral shall consist of all right, title and interest of Borrower in and to the following:

     (a) All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

     (b) All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

     (c) All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

     (d) All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

     (e) All documents, cash, deposit accounts, securities, investment property, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

     (f) All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

     (g) All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                                   EXHIBIT B

                  LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM
             DEADLINE FOR SAME DAY PROCESSING IS 5:00 P.M., C.S.T.


TO:    CENTRAL CLIENT SERVICE DIVISION                       DATE:__________

FAX#:  (408)__________________________                       TIME:__________

FROM:  Mission Critical Software, Inc.
       _______________________________
       BORROWER'S NAME

FROM:  _______________________________
       AUTHORIZED SIGNER'S NAME


       _______________________________
       AUTHORIZED SIGNATURE

PHONE: _______________________________

FROM ACCOUNT # _______________________    TO ACCOUNT# __________________________

--------------------------------------------------------------------------------
   REQUESTED TRANSACTION TYPE                       REQUEST DOLLAR AMOUNT

   PRINCIPAL INCREASE (ADVANCE)                     $_____________
   PRINCIPAL PAYMENT (ONLY)                         $_____________
   INTEREST PAYMENT (ONLY)                          $_____________
   PRINCIPAL AND INTEREST (PAYMENT)                 $_____________

   OTHER INSTRUCTIONS: ______________________________
--------------------------------------------------------------------------------

     All representations and warranties of Borrower stated in the Loan and Security Agreement are true, correct and complete in all material respects as of the date of the telephone request for and Advance confirmed by this Advance Request; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.

--------------------------------------------------------------------------------

                                BANK USE ONLY:
                              TELEPHONE REQUEST:

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.


______________________________
Authorized Requester

                                      Authorized Signature (Bank)
                                      Phone # ___________________

--------------------------------------------------------------------------------

                                   EXHIBIT C
                          BORROWING BASE CERTIFICATE


Borrower: Mission Critical Software, Inc.          Bank: Silicon Valley Bank

Commitment Amount:  $3,000,000.00

ACCOUNTS RECEIVABLE
    1.  Receivable Book Value as of ________________       $__________
    2.  Additions (please explain on reverse)              $__________
    3.  TOTAL ACCOUNTS RECEIVABLE                          $__________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
    4.  Amounts over 90 days due                           $__________
    5.  Balance of 50% over 90 day accounts                $__________
    6.  Concentration Limits                               $__________
    7.  Foreign Accounts                                   $__________
    8.  Governmental Accounts                              $__________
    9.  Contra Accounts                                    $__________
    10. Promotion or Demo Accounts                         $__________
    11. Intercompany/Employee Accounts                     $__________
    12. Other (please explain on reverse)                  $__________
    13. TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS               $__________
    14. Eligible Accounts (#3 minus #13)                   $__________
    15. LOAN VALUE OF ELIGIBLE ACCOUNTS (80% of #14)       $__________
    16. Foreign Amount Add-Back [Lesser of
         (80% of #7) and (20% of #15) and $500,000.00]     $__________
    17. BORROWING BASE (#15 plus #16)                      $__________
    18. Maximum Loan Amount                                $__________
    19. Total Funds Available [Lesser of #18 and #17]      $__________
    20. Present balance owing on Line of Credit            $__________
    21. Outstanding under Merchant Card Sublimit
          ($60,000.00 maximum)                             $__________
    22. RESERVE POSITION (#19 minus (#20 plus #21)         $__________

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:
                                       =======================================
                                                    BANK USE ONLY
                                       Received By:____________________
                                       Date:________________
                                       Reviewed By:____________________
                                       Compliance Status:  Yes / No
                                       =======================================

Mission Critical Software, Inc.

By: _______________________
     Authorized Signer

                                   EXHIBIT D
                             COMPLIANCE CERTIFICATE


TO:    SILICON VALLEY BANK

FROM:  MISSION CRITICAL SOFTWARE, INC.

     The undersigned authorized officer of Mission Critical Software, Inc. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending ___________________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

     PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES"
COLUMN.

     REPORTING COVENANT                REQUIRED                     COMPLIES
     ------------------                --------                     --------
     Monthly financial statements      Monthly within 30 days       Yes   No
     Annual (CPA Audited)              FYE within 120 days          Yes   No
     10Q and 10K                       Within 5 days after filing
                                       with the SEC                 Yes   No
     A/R & A/P Agings                  Monthly within 30 days       Yes   No

     FINANCIAL COVENANT                REQUIRED                     ACTUAL         COMPLIES
     ------------------                --------                     ------         --------
     Maintain on a Monthly Basis:

     Minimum Quick Ratio               1.25:1.0                     _____:1.0      Yes   No
     Minimum Tangible Net Worth        $3,000,000.00                $________      Yes   No
     Maximum Debt/Tangible
         Net Worth                     1.50:1.0                     _____:1.0      Yes   No

                                         =======================================
                                                       BANK USE ONLY
                                         Received By:____________________
                                         Date:________________
                                         Reviewed By:____________________
                                         Compliance Status:  Yes / No
                                         =======================================

COMMENTS REGARDING EXCEPTIONS:

Sincerely,


________________________    Date: __________
SIGNATURE

________________________
TITLE

                    DISBURSEMENT REQUEST AND AUTHORIZATION


Borrower:  Mission Critical Software, Inc.            Bank:  Silicon Valley Bank

LOAN TYPE. This is a Variable Rate, Revolving Line of Credit of a principal amount up to $3,000,000.00.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for business.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Bank's conditions for making the loan have been satisfied. Please disburse the loan proceeds as follows:

                                                        Revolving Line

     Amount paid to Borrower directly:                  $_____________
     Undisbursed Funds                                  $_____________

     Principal                                          $_____________

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

     Prepaid  Finance Charges Paid in Cash:             $ 7,500.00
               $ 7,500.00    Loan Fee
               $_________    Accounts Receivables Audit

     Other Charges Paid in Cash:                        $   500.00
               $_________    UCC Search Fees
               $_________    UCC Filing Fees
               $  -0-        Patent Filing Fees
               $  -0-        Trademark Filing Fees
               $  -0-        Copyright Filing Fees
               $  -0-        Outside Counsel Fees
               $  500.00     Third Party Expenses Incurred by Outside Counsel


     Total Charges Paid in Cash                         $ 8,000.00

AUTOMATIC PAYMENTS. Borrower hereby authorizes Bank automatically to deduct from Borrower's account numbered _________________ the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Bank shall not be obligated to advance funds to cover the payment.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO BANK THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO BANK. THIS AUTHORIZATION IS DATED AS OF JANUARY 26, 1998.

BORROWER:


____________________________________
Authorized Officer

                        AGREEMENT TO PROVIDE INSURANCE

GRANTOR:  Mission Critical Software, Inc.          BANK:    Silicon Valley Bank


     INSURANCE REQUIREMENTS. Mission Critical Software, Inc. ("Grantor") understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Bank. These requirements are set forth in the Loan Documents. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

          Collateral:    All Inventory, Equipment and Fixtures.
          Type:          All risks, including fire, theft and liability.
          Amount:        Full insurable value.
          Basis:         Replacement value.
          Endorsements:  Loss payable clause to Bank with stipulation that coverage will not be cancelled or diminished without a minimum of fifteen (15) days prior written notice to Bank.

     INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Bank. Grantor understands that credit may not be denied solely because insurance was not purchased through Bank.

     FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Bank, on or before closing, evidence of the required insurance as provided above, with an effective date of ___________________, 1998, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Bank may do so at Grantor's expense as provided in the Loan and Security Agreement. The cost of such insurance, at the option of Bank, shall be payable on demand or shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF BANK SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

     AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Bank to provide to any person (including any insurance agent or company) all information Bank deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

     GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JANUARY 26, 1998.

GRANTOR:

x______________________________
 Authorized Officer

================================================================================
         FOR BANK USE ONLY
         INSURANCE VERIFICATION

DATE:                                                  PHONE:
AGENT'S NAME:
INSURANCE COMPANY:
POLICY NUMBER:
EFFECTIVE DATES:
COMMENTS:
================================================================================

                   INTELLECTUAL PROPERTY SECURITY AGREEMENT

     This Intellectual Property Security Agreement is entered into as of January 26, 1998 and between SILICON VALLEY BANK ("Bank") and MISSION CRITICAL SOFTWARE, INC. ("Grantor").

     RECITALS

     A. Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the "Loans") in the amount and manner set forth in that certain Loan and Security Agreement by and between Bank and Grantor dated of even date herewith (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein are used as defined in the Loan Agreement). Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks and Patents to secure the obligations of Grantor under the Loan Agreement.

     B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

     AGREEMENT

     To secure its obligations under the Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents, Trademarks and Mask Works listed on Schedules A, B, C and D hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

     This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

     IN WITNESS WHEREOF, the parties have cause this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:             MISSION CRITICAL SOFTWARE, INC.

Address of Grantor:  720 N. Post Oak Road, Suite 505
                     Houston, Texas  77024

                     By:  /s/  Louis R. Woodhill
                        ------------------------------
                     Name:  Louis R. Woodhill
                     Title:  President



BANK:                SILICON VALLEY BANK

Address of Bank:     9020 Capital of Texas Highway North
                     Building 1, Suite 350
                     Austin, Texas  78759
                     Fax:  512/794-0855

                     By:  /s/  Stuart Edwards
                        ------------------------------------
                           Stuart Edwards, Vice President

                                   EXHIBIT A

                                  Copyrights


                                                    Registration/       Registration/
                                                    Application         Application
Description                                         Number              Date
-----------                                         ------              ----

Enterprise Administrator software                   None                None
EA Automation Scripting Kit software                None                None
SeNTry Enterprise Event Manager software            None                None
User guides and manuals for EA, EEM and TASK        None                None
OPS/MVS software                                    None                None
Enterprise Storage Manager software                 None                None
User guides and manuals for OPS/MVS and ESM         None                None

                                   EXHIBIT B

                                    Patents

Description                                         Registration/       Registration/
-----------                                         Application         Application
                                                    Number              Date
                                                    ------              ----


                                      NONE

                                   EXHIBIT C

                                   Trademarks


Description                                      Registration/         Registration/
-----------                                      Application           Application
                                                 Number                Date
                                                 ------                ----

MISSION CRITICAL                                 None                  None
MISSION CRITICAL SOFTWARE LOGO                   None                  None
MCS                                              None                  None
ENTERPRISE ADMINISTRATOR                         None                  None
ENTERPRISE ADMINISTRATOR LOGO                    None                  None
EA                                               None                  None
EAS BADGE LOGO                                   None                  None
ENTERPRISE EVENT MANAGER                         None                  None
EEM                                              None                  None
EEM BADE LOGO                                    None                  None
SENTRY                                           None                  None
SENTRY EEM LOGO                                  None                  None
DEPUTY                                           None                  None
MARSHALL                                         None                  None
RANGER                                           None                  None

                                   EXHIBIT D

                                  Mask Works



                                                    Registration/       Registration/
                                                    Application         Application
Description                                         Number              Date
-----------                                         ------              ----








                                     NONE

                        CORPORATE BORROWING RESOLUTION


BORROWER: MISSION CRITICAL SOFTWARE, INC.     BANK: SILICON VALLEY BANK
          720 N. Post Oak Road                      9020 Capital of Texas Highway North
          Suite 505                                 Building 1, Suite 350
          Houston, Texas 77024                      Austin, Texas 78759

I, the undersigned Secretary or Assistant Secretary of Mission Critical Software, Inc. ("Borrower"), HEREBY CERTIFY that Borrower is a corporation duly organized and existing under and by virtue of the State of Delaware and is authorized to do business in the State of Texas.

I FURTHER CERTIFY that at a meeting of the Directors of Borrower (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of Borrower, whose actual signatures are shown below:



NAMES                            POSITIONS                     ACTUAL SIGNATURES
Louis R. Woodhill                President                     /s/ Louis R. Woodhill
                                                               ------------------------
Thomas P. Bernhardt              Chief Technical Officer       /s/ Thomas P. Bernhardt
                                                               ------------------------
Paul F. (Mick) Koffend, Jr.      Chief Financial Officer       /s/ Paul F. Koffend, Jr.
                                                               ------------------------


acting for and on behalf of Borrower and as its act and deed be, and they hereby are, authorized and empowered:

Borrow Money. To borrow from time to time from Silicon Valley Bank ("Bank"), on such terms as may be agreed upon between the officers of Borrower and Bank, such sum or sums of money as in their judgment should be borrowed.

Execute Loan Documents. To execute and deliver to Bank the loan documents of Borrower, on Bank's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of Borrower to Bank, and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the loan documents, or any portion of the loan documents.

Grant Security. To grant a security interest to Bank in any of Borrower's assets, which security interest shall secure all of Borrower's obligations to Bank.

Negotiate Items. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to Borrower or in which Borrower may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of Borrower with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts. To do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, as they may in their discretion deem reasonably necessary to proper in order to carry into effect the provisions of these Resolutions.

BE IF FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of Borrower's agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the persons named above are principal officers of the Corporation and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that they are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on January 26, 1998 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:

x /s/ Paul F. Koffend, Jr.
  ---------------------------------
  *Secretary or Assistant Secretary


x /s/ Thomas P. Bernhardt
  ---------------------------------


*NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, this resolution must also be signed by a second Officer or Director of Borrower.

                                                                          |
                                                                          |    THIS SPACE FOR USE OF FILING OFFICER
                                                                          |
                                                                          |
             NONSTANDARD FORM                                             |
                                                                          |
           FINANCING STATEMENT                                            |
(To Be Filed With The Texas Secretary of State)                           |
                                                                          |
This Financing Statement is presented to a                                |
Filing Officer for filing pursuant to the                                 |
Uniform Commerical Code.                                                  |
                                                                          |
                                                                          |_________________________________________________________

1. DEBTOR. The name and address of the Debtor is:

   Mission Critical Software, Inc.
   720 N. Post Oak Road, Suite 505
   Houston, Texas 77024

2. SECURED PARTY. The name and address of the Secured Party is:

   Silicon Valley Bank
   3003 Tasman Drive
   Santa Clara, California 95954

3. COLLATERAL. This Financing Statement covers all right, title and interest of Debtor in and to the following collateral:

   a) All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

   b) All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Debtor's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

   c) All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

   d) All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Debtor arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Debtor, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Debtor;

     (e) All documents, cash, deposit accounts, securities, investment property, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Debtor's books and records, including without limitation, ledgers; records relating to Debtor's assets or liabilities, the Collateral, business operations or financial condition; and all computer programs or tape file and equipment containing such information ("Books") relating to the foregoing;

     (f) All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

     (g) All Debtor's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

4.   SIGNATURE OF DEBTOR:


                                            MISSION CRITICAL SOFTWARE, INC.


                                            By: /s/ Louis R. Woodhill
                                                --------------------------------
                                            Name:  Louis R. Woodhill
                                            Title: President


                                    Page 2